Revenue	6 Months Ended
Jun. 30, 2019
Revenue from Contract with Customer [Abstract]
Revenue	Revenue
Revenue disaggregated by customer profile is as follows:

	Three Months Ended		Six Months Ended
	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018
	(in thousands)		(in thousands)

Top client	$89,565	$90,526	$189,559	$156,344
Clients 2-5	166,772	168,305	336,285	329,402
Clients 6-10	87,725	98,901	166,499	194,132
Clients 11-25	139,086	115,305	274,748	228,388
Other	211,989	168,573	402,898	353,469

Total	$695,137	$641,610	$1,369,989	$1,261,735

Accounts receivable, unbilled revenue (contract assets) and payments on account (contract liabilities)

Accounts receivables and unbilled revenue are as follows:

	June 30, 2019	December 31, 2018
	(in thousands)
Contract assets:
Billed services (accounts receivable)	$436,695	$423,680
Unbilled services (unbilled revenue)	491,848	362,926
Accounts receivable and unbilled revenue	928,543	786,606
Allowance for doubtful accounts	(4,714)	(8,889)

Accounts receivable and unbilled revenue, net	$923,829	$777,717

Unbilled services and payments on account (contract assets and liabilities) were as follows:

(in thousands, except percentages)	June 30, 2019	December 31, 2018	$ Change	% Change

Unbilled services (unbilled revenue)	$491,848	$362,926	$128,922	35.5%
Unearned revenue (payments on account)	(321,484)	(274,468)	(47,016)	17.1%

Net balance	$170,364	$88,458	$81,906	92.6%

Timing may differ between the satisfaction of performance obligations and the invoicing and collection of amounts related to our contracts with customers. We record assets for amounts related to performance obligations that are satisfied but not yet billed and/or collected. These assets are recorded as unbilled services and therefore contract assets rather than accounts receivables when receipt of the consideration is conditional on something other than the passage of time. Liabilities are recorded for amounts that are collected in advance of the satisfaction of performance obligations.

Unbilled services/revenue balances arise where invoicing or billing is based on the timing of agreed milestones related to service contracts for clinical research. Contractual billing arrangements in respect of certain reimbursable expenses (principally investigators) require billing by the investigator to the Company prior to billing by the Company to the customer.

Unbilled services as at June 30, 2019 increased by $128.9 million as compared to December 31, 2018. Payments on account increased by $47.0 million over the same period resulting in an increase of $81.9 million in the net balance of unbilled services and payments on account between December 31, 2018 and June 30, 2019. These fluctuations are primarily due to timing of payments and invoicing related to the Group's clinical trial management contracts.

The bad debt expense recognized on the Group's receivables and unbilled services was de minimis for the three and six months ended June 30, 2019 and June 30, 2018.

As of June 30, 2019 approximately $5.6 billion of revenue is expected to be recognized in the future in respect of unsatisfied performance obligations. The Company expects to recognize revenue on approximately 40% of the unsatisfied performance obligation over the next 12 months, with the remainder recognized thereafter over the duration of the customer contracts.